Themes Gold Miners ETF
Schedule of Investments
as of December 31, 2023 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Materials - 99.4%(a)
Agnico Eagle Mines Ltd.	1,276	$69,961
Alamos Gold, Inc. - Class A	4,915	66,100
Anglogold Ashanti PLC	3,476	64,966
B2Gold Corp.	19,605	61,994
Capricorn Metals Ltd.(b)	21,570	69,232
Centamin PLC	51,525	65,479
De Grey Mining Ltd.(b)	65,185	55,747
Endeavour Mining PLC	2,811	63,155
Equinox Gold Corp.(b)	12,170	59,149
Gold Fields Ltd. - ADR	4,881	70,580
Gold Road Resources Ltd.	56,025	75,020
IAMGOLD Corp.(b)	26,046	65,653
K92 Mining, Inc.(b)	13,001	63,874
Kinross Gold Corp.	12,265	74,235
Northern Star Resources Ltd.	8,295	77,158
OceanaGold Corp.	28,521	54,672
Orla Mining Ltd.(b)	12,756	41,588
Perseus Mining Ltd.	52,325	65,965
Regis Resources Ltd.(b)	59,830	88,882
Torex Gold Resources, Inc.(b)	5,366	59,206
Zhaojin Mining Industry Co. Ltd. - Class H	44,807	55,718
		1,368,334
TOTAL COMMON STOCKS (Cost $1,304,910)		1,368,334

SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%	Shares
First American Treasury Obligations Fund - Class X, 5.25%(c)	6,689	6,689
TOTAL SHORT-TERM INVESTMENTS (Cost $6,689)		6,689

TOTAL INVESTMENTS - 99.9% (Cost $1,311,599)		$1,375,023
Other Assets in Excess of Liabilities - 0.1%		2,018
TOTAL NET ASSETS - 100.0%		$1,377,041

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day effective yield as of December 31, 2023.

Themes ETF Trust

The following is a summary of significant accounting policies consistently followed by Themes Global Systemically Important Banks ETF (“GSIB”), Themes Generative Artificial Intelligence ETF (“WISE”), Themes Natural Monopoly ETF (“CZAR”), Themes Cloud Computing ETF (“CLOD”), Themes US Cash Flow Champions ETF (“USCF”), Themes US R&D Champions ETF (“USRD”), Themes Airlines ETF (“AIRL”), Themes European Luxury ETF (“FINE”), Themes Cybersecurity ETF (“SPAM”), Themes Gold Miners ETF (“AUMI”), and Themes US Small Cap Cash Flow Champions ETF (“SMCF”)(each a “Fund,” or collectively the “Funds”).

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by Themes Management Company, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, none of the Funds held any fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2023:

Themes Gold Miners ETF
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,368,333	$–	$–	$1,368,333
Money Market Funds	6,689	–	–	6,689
Total Investments	$1,375,023	$–	$–	$1,375,023

Refer to the Schedule of Investments for industry classifications.